Exhibit 10.1 EXECUTION VERSION THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT AND OTHER TRANSACTION DOCUMENTS THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT AND OTHER TRANSACTION DOCUMENTS, dated as of January 9, 2020 (this “Amendment”), by and among GP COMMERCIAL CB LLC, a Delaware limited liability company (“Seller”), as seller, CITIBANK, N.A., a national banking association (including any successor and assigns thereto, “Purchaser”), as purchaser, and acknowledged and agreed to by GRANITE POINT MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”), as guarantor. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below). RECITALS WHEREAS, Seller and Purchaser entered into that certain Master Repurchase Agreement, dated as of June 28, 2017 (as amended by the First Amendment to Master Repurchase Agreement and Other Transaction Documents, dated as of February 28, 2019, and the Second Amendment to Master Repurchase Agreement and Other Transaction Documents, dated as of July 15, 2019 the “Original Repurchase Agreement”; as amended by this Amendment and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”); WHEREAS, Seller and Purchaser entered into that certain Fee Letter, dated as of June 28, 2017 (as amended by the First Amendment to Fee Letter and Other Transaction Documents, dated as of January 11, 2019, the Second Amendment to Fee Letter and Other Transaction Documents, dated as of July 15, 2019, and the Third Amendment to Fee Letter and Other Transaction Documents, dated as of the date hereof and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Fee Letter”); and WHEREAS, Seller and Purchaser each desire to make certain modifications to the Original Repurchase Agreement and the other Transaction Documents pursuant to and the terms and conditions of this Amendment; WHEREAS, it is a condition to the effectiveness of this Amendment, that Guarantor reaffirms the terms and conditions of the Guaranty; and NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows: ARTICLE 1 AMENDMENTS TO ORIGINAL REPURCHASE AGREEMENT (a) The definition of “Stated Facility Expiration Date” set forth in Article 2 of the Original Repurchase Agreement is hereby amended and restated in its entirety as follows: 26384869.3.BUSINESS -1-

“Stated Facility Expiration Date” shall mean January 9, 2023. ARTICLE 2 AMENDMENT TO OTHER TRANSACTION DOCUMENTS Each Transaction Document is hereby amended such that each reference to the “Repurchase Agreement” shall mean the Original Repurchase Agreement as amended by this Amendment and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time. ARTICLE 3 REPRESENTATIONS (a) Each of Seller and Guarantor represents and warrants to Purchaser, as of the date of this Amendment, as follows: (i) it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance; (ii) the person signing this Amendment on its behalf is duly authorized to do so on its behalf; (iii) the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected; (iv) the execution, delivery and performance of this Amendment will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of such Person, pursuant to any such agreement; (v) except for those obtained or filed on or prior to the date hereof, such Person is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental authority or other agency in connection with or as a condition to the execution, delivery or performance of this Amendment; (vi) this Amendment is a legal and binding obligation of such Person and is enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights and subject, as to enforceability, to general principals of equity, regardless whether enforcement is sought in a proceeding in equity or at law; (vii) this Amendment has been duly executed and delivered by it; (viii) no event has occurred and is continuing which constitutes an Event of Default under the Repurchase Agreement, the Fee Letter or any other Transaction Document, or any event that but for notice or lapse of time or both would constitute an Event of Default; and 26384869.3.BUSINESS -2-

(ix) no change, occurrence, or development exists that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. (b) Seller represents and warrants to Purchaser, as of the date of this Amendment, that all representations and warranties made by it in Article 9 of the Repurchase Agreement are true and correct (unless such representation or warranty expressly relates only to an earlier date in which case Seller represents and warrants to Purchaser that such representation or warranty was true and correct as of such earlier date); (a) Guarantor represents and warrants to Purchaser, as of the date of this Amendment, that all representations and warranties made by it in the Guaranty are true and correct (unless such representation or warranty expressly relates only to an earlier date in which case Guarantor represents and warrants to Purchaser that such representation or warranty was true and correct as of such earlier date); ARTICLE 4 REAFFIRMATION, RATIFICATION AND ACKNOWLEDGMENT (a) Seller hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of Purchaser, under each Transaction Document to which it is a party and (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Transaction Documents. (b) Guarantor hereby reaffirms the terms and conditions of the Guaranty. (c) Each of Seller and Guarantor hereby (i) agree that neither such ratification and reaffirmation above, as applicable, nor Purchaser’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from such Seller and/or Guarantor with respect to any subsequent modifications to the Repurchase Agreement, the Fee Letter or the other Transaction Documents and (ii) agree and acknowledge that each of the Repurchase Agreement, the Fee Letter, the Guaranty and the other Transaction Documents shall each remain in full force and effect and are each hereby ratified and confirmed. ARTICLE 5 EFFECTIVENESS This Amendment shall become effective as of the date this Amendment is executed and delivered by a duly authorized officer of each of Seller, Guarantor and Purchaser, along with (a) delivery to Purchaser of such other documents as Purchaser reasonably requested prior to the date hereof, including without limitation, an opinion of outside counsel to Seller reasonably acceptable to Purchaser as to corporate and enforceability matters and a bring down opinion with respect to the Bankruptcy Code safe harbors opinion delivered to Purchaser on behalf of Seller and (b) receipt by Purchaser of payment from Seller of the Third Amendment Additional Upfront Fee (as defined in the Fee Letter) and an amount equal to the amount of actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Purchaser, incurred by Purchaser in connection with this Amendment and the transactions contemplated hereby. 26384869.3.BUSINESS -3-

ARTICLE 6 GOVERNING LAW THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). ARTICLE 7 MISCELLANEOUS (a) Except as expressly amended or modified hereby, the Repurchase Agreement and the other Transaction Documents shall each be and shall remain in full force and effect in accordance with their terms. (b) Each Seller agrees to pay or cause to be paid, as and when billed by Purchaser and as a condition precedent to the effectiveness of this Amendment, all reasonable out-of-pocket costs and expenses paid or incurred by Purchaser in connection with this Amendment and the transactions contemplated hereby, including, without limitation, reasonable outside counsel attorneys’ fees and expenses, and documentation costs and charges. (c) This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Transaction Documents. (d) This Amendment, the Repurchase Agreement and the other Transaction Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written are superseded by the terms of this Amendment, the Repurchase Agreement and the other Transaction Documents. This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings. (e) Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. (f) Whenever in this Amendment any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, and permitted successors and assigns of such party. All covenants, promises and agreements in this Amendment, by or on behalf of Seller and Guarantor, shall inure to the benefit of the legal representatives, successors and permitted assigns of Purchaser. 26384869.3.BUSINESS -4-

(g) This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. This Amendment shall be effective and binding as of the date hereof with respect to each party hereto upon the execution and delivery by such party of its signature page of this Amendment, without regard to whether the delivery of such signature page occurs before or after any other party delivers its respective signature page. (h) The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment. (i) This Amendment is a Transaction Document executed pursuant to the Repurchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions of the Repurchase Agreement. (j) Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Transaction Document or the priority of any such lien, charge or encumbrance over any other liens, charges or encumbrances. (k) Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of Purchaser under the Repurchase Agreement or any other Transaction Document, (ii) constitute a waiver of any provision in the Repurchase Agreement or in any of the other Transaction Documents or of any Default or Event of Default that may have occurred and be continuing or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Repurchase Agreement or in any of the other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. [SIGNATURES FOLLOW] 26384869.3.BUSINESS -5-

Exhibit 10.1 EXECUTION VERSION IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written. SELLER: GP COMMERCIAL CB LLC, a Delaware limited liability company By: /s/ Marcin Urbaszek Name: Marcin Urbaszek Title: Chief Financial Officer [SIGNATURES CONTINUED ON FOLLOWING PAGE] 26384869.3.BUSINESS

PURCHASER: CITIBANK, N.A. By: /s/ Richard B. Schlenger Name: Richard B. Schlenger Title: Authorized Signatory [SIGNATURES CONTINUED ON FOLLOWING PAGE] 26384869.3.BUSINESS

GUARANTOR: GRANITE POINT MORTGAGE TRUST, INC., a Maryland corporation By: /s/ Marcin Urbaszek Name: Marcin Urbaszek Title: Chief Financial Officer 26384869.3.BUSINESS